UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2024

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Mount Pyramid Court, Suite 400

Englewood, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 437-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AMPE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Ampio Pharmaceuticals, Inc. (the “Company”) is party to an At The Market Offering Agreement, dated September 18, 2023 (the “ATM Agreement”) with H. C. Wainwright & Co., LLC (“Wainwright”), under which the Company may, from time to time, issue and sell shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), through Wainwright as sales agent.

On January 25, 2024, the Company filed a prospectus supplement (the “Prospectus Supplement”) to the base prospectus (“Base Prospectus” and, together with the Prospectus Supplement, the “Prospectus”) included in the Registration Statement on Form S-3 (File No. 333-274558), which became effective under the Securities Act of 1933, as amended, on September 27, 2023, in connection with the ATM Agreement. Pursuant to the Prospectus Supplement, from time to time the Company may offer and sell shares of its common stock having an aggregate gross sales price of up to $1,315,900 through Wainwright under the ATM Agreement.

The shares of the Company’s common stock are registered pursuant to the Registration Statement, and offers of the common stock will be made only by means of a Prospectus. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy shares of the Company’s common stock, nor shall there be any sale of the Company’s common stock, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The legal opinion of Ballard Spahr LLP relating to the shares of the Company’s common stock being offered pursuant to the ATM Agreement and Prospectus Supplement is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.Financial Statements and Exhibits.

Exhibit No.Description

5.1Opinion of Ballard Spahr LLP

23.1Consent of Ballard Spahr LLP (contained in Exhibit 5.1)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

Date: January 25, 2024	By:	/s/ Michael A. Martino
Name: Michael A. Martino
Title: Chief Executive Officer